UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2004



                                _________________


                        ADVANCED MARKETING SERVICES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                        0-16002               95-3768341
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                         5880 Oberlin Drive                      92121
                       San Diego, California                  (Zip Code)
              (Address of Principal Executive Offices)


                              ____________________
       Registrant's telephone number, including area code: (858) 457-2500


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
                                _________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

     On November 24, 2004, Advanced Marketing Services, Inc. (the "Company"), a Delaware corporation, issued a public announcement, which is incorporated into this Item 7.01 by reference, announcing the appointment of Adam R. Zoldan to the position of Executive Vice President and Chief Marketing Officer.

     A copy of the public announcement is attached to this Current Report as
Exhibit 99.1.

     The information in this Current Report and the exhibit attached to this Current Report as Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that Section nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934, except as shall be expressly stated by specific reference in such filing.

Item 9.01       Exhibit

Exhibit 99.1 Public announcement of Advanced Marketing Services, Inc., dated November 24, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MARKETING SERVICES, INC.



Date:  November 24, 2004                By: /s/ Bruce C. Myers
                                        -------------------------------------
                                        Bruce C. Myers
                                        President and Chief Executive Officer